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As filed with the Securities and Exchange Commission on March 7, 2001
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------
                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                           ---------------------------


                            TASER INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                  86-0741227
        (State of Incorporation)            (I.R.S. Employer Identification No.)

     7860 E. McClain Dr., Suite 2                          85260
          Scottsdale, Arizona                            (Zip code)
(Address of principle executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Common Stock, $0.00001 par value per share   The Nasdaq SmallCap Market
                                             Pacific Exchange

Warrant, right to purchase one share         The Nasdaq SmallCap Market
of Common Stock                              Pacific Exchange

Unit, one share of Common Stock              The Nasdaq Smallcap Market
and one Warrant                              Pacific Exchange

(Title of each class to be so registered)    (Name of each exchange on which
                                             each class is to be registered)


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     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c),check the following box. [x]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to general Instruction A.(d), check the following box. []

Securities Act registration statement file number to which this form relates:

                           REGISTRATION NO. 333-55658

Securities to be registered pursuant to Section 12(g) of the Act:

                                       N/A
                                (Title of Class)

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The description of the Registrant's securities to be registered is incorporated herein by reference to the Description of Securities section of the Registrant's Registration Statement on Form SB-2 (File No. 333-55658)
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ITEM 2.     EXHIBITS.

EXHIBIT NO.                                DESCRIPTION
1.                Registrant's Certificate of Incorporation, incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration
                  Statement on Form SB-2 (File No. 333-55658).

2.                Registrant's Bylaws, incorporated herein by reference to
                  Exhibit 3.2 to the Registrant's Registration Statement on Form
                  SB-2 (File No. 333-55658).

3. Form of Common Stock Certificate, incorporated herein by reference to Exhibit 4.2 to the Registrant's Registration
                  Statement on Form SB-2 (File No. 333-55658).

4.                Form of Public Warrant, incorporated herein by reference to
                  Exhibit 4.3 to the Registrant's Registration Statement on Form
                  SB-2 (File No. 333-55658)

5.                Form of Unit Certificate, incorporated herein by reference to
                  Exhibit 4.4 to the Registrant's Registration Statement on Form
                  SB-2 (File No. 333-55658).

6. Form of Warrant Agent Agreement, incorporated herein by reference to Exhibit 4.5 to the Registrant's Registration
                  Statement on Form SB-2 (File No. 333-55658).

                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            TASER INTERNATIONAL, INC.

Date:  March 6, 2001                         By:  /s/ Patrick W. Smith
                                                 -------------------------------
                                                  Patrick W. Smith
                                                  Chief Executive Officer